                                                                 EXHIBIT 10.52.1

                                 PNV.NET, INC.

                 AMENDMENT TO SECURITIES RESTRICTION AGREEMENT

         THIS AMENDMENT (the "Amendment") is made as of the 16th day of September, 1999, by and among PNV.net, Inc., a Delaware corporation (the "Company"), the investors set forth on Exhibit A attached hereto and made a part hereof (the "Existing Investors"), the holders of Series B 7% Cumulative Convertible Preferred Stock set forth on Exhibit B attached hereto and made a part hereof (the "Investors" or the "Series B Holders"), the holders of shares of Series C 7% Cumulative Convertible Preferred Stock of the Company set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders"), the holders of Shares of Series D 7% Cumulative Convertible Preferred Stock of the Company set forth on Exhibit D attached hereto and made a part hereof (the "Series D Holders"), Alex. Brown & Sons Incorporated as the holder of warrants to purchase shares of the Company's Common Stock ("Alex. Brown"), and Volpe Brown Whelan & Company, LLC ("Volpe" and together with the Existing Investors, the Investors, the Series C Holders, the Series D Holders, Alex. Brown and Volpe, the "Securityholders").

         WHEREAS, the Existing Investors, the Investors, the Series C Holders, Alex. Brown, and the Company are parties to a Securities Restriction Agreement dated November 13, 1996, as amended on August 22, 1997 (the "Securities Restriction Agreement");

         WHEREAS, in connection with the Company's (i) offering of Series D 7% Cumulative Convertible Preferred Stock (the "Series D Stock"), and (ii) the issuance to Volpe of a warrant (the "Volpe Warrant") to purchase shares of the Company's Common Stock, the Company has agreed to grant the Series D Holders and Volpe co-sale rights with respect to shares of the Common Stock of the Company issuable upon conversion of the Series D Stock and issuable upon exercise of the Volpe Warrant and the Series D Holders and Volpe have agreed to sell their shares under certain circumstances; and

         WHEREAS, in connection with the sale of the Series D Stock, all parties to the Securities Restriction Agreement desire to amend the Securities Restriction Agreement to include the Common Stock issuable upon the conversion of the Series D Stock and upon exercise of the Volpe Warrant as Securities thereunder and to amend certain portions of the Securities Restriction Agreement to reflect the agreement concerning co-sale rights and obligations to sell Securities in certain circumstances among the Series D Holders, Volpe and the Company.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Securities Restriction Agreement as follows:

         1.       Definitions.

                  (a) The definition of "Series B Qualifying Offering" is hereby deleted and replaced with the following:

                  "Series B Qualifying Offering" shall mean that (i) the Company shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), The New York Stock Exchange or the American Stock Exchange, and (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price of the Series B Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series B Stock.

                  (b) The definition of "Series C Qualifying Offering" is hereby deleted and replaced with the following:

                  "Series C Qualifying Offering" shall mean that (i) the Company shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective resignation under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), The New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price of the Series C Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series C Stock and (iv) all outstanding shares of the Company's Series B Stock, Series C Stock and Series D Stock shall have been converted into shares of the Company's Common Stock in accordance with the Certificate of Designation relating to the Series B Stock, Series C Stock and Series D Stock, respectively, and all outstanding shares of the Company's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Company's Series A Stock.

                  (c) The following terms shall be added to the Definitions Section of the Securities Restriction Agreement:

                  "Series D Qualified Sale" means a Sale or exchange of the then outstanding shares of Series D Stock and the shares of Common Stock issuable upon conversion thereof for cash or other securities which is (a) approved by at least 70% of the directors and (b) the stated consideration is at least equal to an amount which (i) would represent, on an as converted basis, a compound annual rate of return of 35% to the Series D Holders based upon the original issuance price of the Series D Stock, or (ii) is 200% of the then conversion price of the Series D Stock.

                  "Series D Qualifying Offering" shall mean that (i) the Company shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective resignation under the Securities Act of 1933, as amended, covering the offering and sale of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either the NASDAQ Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price of the Series D Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series D Stock and (iv) all outstanding shares of the Company's Series B Stock, Series C Stock, and Series D Stock shall have been converted into shares of the Company's Common Stock in accordance with the Certificate of Designation relating to the Series B Stock, Series C Stock and Series D Stock, respectively, and all outstanding shares of the Company's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Company's Series A Stock.

                  "Series D Securities Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of August 27, 1999, by and among the Company and each of the Series D Holders.

                  "Series D Stock" shall mean the Preferred Stock of the Company designated as Series D 7% Cumulative Convertible Preferred Stock pursuant to the Certificate of Designation for the Series D Stock.

                  (d) The first clause of the term "Securities" shall be amended as follows:

                  "Securities" shall mean at any time, the shares of then outstanding Common Stock, Series B Stock, Series C Stock and Series D Stock.

         2.       Rights of Co-Sale.

                  (a) Subsection (A) of Section 1 shall be amended to add the following sentence as the third sentence of the first paragraph:

                  Prior to a Series D Qualifying Offering and for so long as the Series D Holders and their Affiliates own of record 50% or more of the Securities purchased pursuant to the Series D Securities Purchase Agreement, in the event that a Selling Securityholder desires to sell any or all of the shares of Common Stock (excluding shares of Common Stock issuable upon conversion of Series D Stock) owned by such Securityholder and receives a bona fide offer therefor, such Selling Securityholder shall so notify the Series D Holders and the Agent in writing.

                  (b) The parenthetical in the third sentence of the second paragraph of Subsection (A) of Section 1 shall be replaced with the following:

                  (or Series B Stock, Series C Stock or Series D Stock convertible into such number of shares of Common Stock)

                  (c) Section 1(D) shall be deleted in its entirety and replaced with the following:

                  The rights granted and obligations imposed in this Section 1 shall terminate on the first date on which shares of Common Stock are sold in an offering that constitutes a Series B Qualifying Offering, a Series C Qualifying Offering and a Series D Qualifying Offering or the date of consummation of a Sale (except as may result from a transaction or transactions described in clauses (a), (c) or (d) in the definition of "Sale").

         3. Sale of the Company - Obligation to Sell. Section 2 shall be deleted in its entirety and replaced with the following:

                  (a) Upon a Series B Qualified Sale, Series C Qualified Sale or Series D Qualified Sale, each holder of Series B Stock, Series C Stock and/or Series D Stock (subject to the rights contained in Section 9(c)(viii) of the Certificate of Designations relating to the Series D Stock), as the case may be, shall sell, exchange or otherwise transfer his, her or its Securities in accordance with the terms and conditions of the Series B Qualified Sale, Series C Qualified Sale or Series D Qualified Sale, as the case may be. Each holder of Series B Stock, Series C Stock and/or Series D Stock (subject to the rights contained in Section 9(c)(viii) of the Certificate of Designations relating to the Series D Stock), as the case may be, shall execute such documents and perform such acts, including, without limitation, voting his, her or its Securities, as may be reasonably necessary to consummate the Series B Qualified Sale, Series C Qualified Sale or Series D Qualified Sale, as the case may be, including a transfer of his, her or its Securities, as the case may be; provided, however, that no holder of Series B Stock, Series C Stock or Series D Stock who is not an officer or director of the Company shall be required to make any representations or warranties in any such document, other than with respect to the status of such holder's title to his, her or its shares of Common Stock and whether or not he, she or it is an accredited investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act).

                  (b) If the Company either fails to pay in full all of the obligations of the Company to the holders of the debentures governed by the terms and conditions of the Indenture, dated as of May 27, 1998 (the "Indenture"), on or before September 16, 2004, or fails to pay the Purchase Price (as defined in the Put Agreement, dated as of September 16, 1999 and attached hereto as Exhibit E (the "Put Agreement")) pursuant to the terms and subject to the conditions of the Put Agreement, then, subject to any applicable restrictions of the Indenture, if the holders of at least 60 % of the Series D Stock (or the holders of at least 60 % of the Common Stock into which such Series D Stock shall have been converted) (the "Majority Series D Holders") approve a transaction in which a proposed transferee would acquire in an arms' length transaction (i) equity securities of the Company possessing ordinary voting power to elect a majority of the Company's Board of Directors pursuant to a merger, consolidation, recapitalization or otherwise involving the Company, or (ii) all or substantially all of the assets of the Company (a "Change of Control Transaction"), then the Company or such Majority Series D Holders will have the right, upon delivering written notice describing the transaction and the material terms and conditions thereof in reasonable detail (the "Drag Along Notice") to each of the other Investors (the "Other Stockholders") and the Company, to require the Other Stockholders to approve such Change of Control Transaction in such Other Stockholder's capacity as a stockholder of the Company and, if applicable, to include in such Change of Control Transaction up to the same percentage of such Other Stockholder's holdings of each class of capital stock of the Company as the percentage of each such class being sold by the Majority Series D Holders. Any such participation by the Other Stockholders will be on the same terms and subject to the same conditions as are applicable to the selling Majority Series D Holders. As of the date that the Drag Along Notice is delivered to each Other Stockholder, the Majority Series D Holders' election to require such Other Stockholder to participate in the Change of Control Transaction will be irrevocable and will be deemed to constitute a binding agreement of the Majority Series D Holders to include in the Change of Control Transaction the capital stock owned by the Other Stockholders specified in the Drag Along Notice. The Company and each Other Stockholder will cooperate fully with the Majority Series D Holders and the proposed transferee in connection with the Change of Control Transaction, including, without limitation, any transfer of capital stock pursuant to this Section 2(b). The Company and each Other Stockholder will execute and deliver all documents and instruments as the Majority Series D Holders and the proposed transferee reasonably request to effect the transfer of capital stock pursuant to this Section 2(b), including, without limitation, appropriate and customary representations and warranties. Without limiting the foregoing, each Other Stockholder will deliver to the proposed transferee one or more certificates, properly endorsed for transfer, that represent the number of shares such Other Stockholder must sell pursuant to this Section 2(b). The stock certificate or certificates that each Other Stockholder delivers will be timely delivered free and clear of any and all liens and encumbrances; and the Majority Series D Holders will instruct the proposed transferee to remit to the Other Stockholders that portion of the sale proceeds to which each Other Stockholder is entitled by reason of the transfer of capital stock.

         4. Miscellaneous. Subsection (A) of Section 4 shall be amended to replace the "and" immediately preceding romanette (v) with a comma and to add romanette (vi) as follows:

                  and (vi) Securityholders owning 60 % of the Series D Stock.

         5. Investor. Whenever referenced in Section 1 of the Securities Restriction Agreement, the term "Investor" shall be deleted and replaced with "Investor, Series C Holders, Series D Holders, Alex. Brown and Volpe, as applicable" and the term "Investors" shall be replaced with "Investors, the Series C Holders, the Series D Holders, Alex. Brown and Volpe, as applicable."

         6. Termination of the Securities Restriction Agreement. Notwithstanding any other term or condition of the Securities Restriction Agreement to the contrary, the

Securities Restriction Agreement (except for Section 2(b) and Section 4 of the Securities Restriction Agreement, which shall survive) shall terminate immediately and be of no further force or effect upon the conversion of the Series B Stock, the Series C Stock and the Series C Stock into Common Stock.

         7. Binding Agreement. The Securities Restriction Agreement, as modified herein, shall remain in full force and effect as so modified.

         8. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 16th day of September, 1999.

                                      PNV.NET, INC.


                                      By: /s/
                                          --------------------------------------
                                          Robert P. May, Chief Executive Officer


                                      BT ALEX. BROWN & SONS INCORPORATED


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      VOLPE BROWN WHELAN & COMPANY, LLC


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT A



PARK'N VIEW GENERAL PARTNER, INC.



By:      /s/
         ------------------------------
         Name:
         Title:



/s/
- ---------------------------------------
         Ian Williams



/s/
- ---------------------------------------
         Sam Hashman



/s/
- ---------------------------------------
         MPN Partners, Ltd.



NELGO INVESTMIENTS


By:      /s/
         ------------------------------
         Name:
         Title:


/s/
- ---------------------------------------
         Mark Wodlinger


/s/
- ---------------------------------------
         Marilyn Wodlinger

                                   EXHIBIT A


BEATRICE M. WODLINGER TRUST


By: /s/
- ---------------------------------------
         Joe B. Cox, Trustee


/s/
- ---------------------------------------
         Peter Carlisi IV


/s/
- ---------------------------------------
         Barry A. Spath


HOWARD FISCHER ASSOCIATES INTERNATIONAL, INC.


By: /s/
- ---------------------------------------
         Howard M. Fischer, President

                                   EXHIBIT A


APA EXCELSIOR IV, L.P.

By:      A.PA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)


By:      PATRICOF & CO. MANAGERS, INC.
         (Its General partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAIN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.


By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


         By:      /s/
                  --------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


/s/
- ----------------------------------
Michael Willner

                                    EXHIBIT B



STATE OF MICHIGAN RETIREMENT SYSTEM


By:      /s/
         -------------------------
         Name:
         Title:


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By:      /s/
         -------------------------
         Name:
         Title:


CSK VENTURE CAPITAL CO., LTD., as
Investment Manager for CSK-1(A) Investment Fund


By:      /s/
         -------------------------
         Name:
         Title:


CREDIT SUISSE (GUERNSEY) LIMITED, as
Trustee of Dynamic Growth Fund II


By:      /s/
         -------------------------
         Name:
         Title:


By:      /s/
         -------------------------
         Name:
         Title:

                                   EXHIBIT B



APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

By:      PATRJCOF & CO. MANAGERS, INC.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,
         INVESTMENT ADVISOR


         By:      /s/
                  --------------------------
                  Name:
                  Title:


THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


         By:      /s/
                  --------------------------
                  Name:
                  Title:


/s/
- ----------------------------------
Michael Willner

                                   EXHIBIT C


                                          VENHILL LIMITED PARTNERSHIP

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          JULIET CHALLENGER, INC.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          HENRY L. HILLMAN, ELSIE HILLIARD
                                          HILLMAN AND C. G. GREFENSTETTE,
                                          TRUSTEES OF THE HENRY L. HILLMAN
                                          TRUST U/A DATED 11/18/85

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR JULIET LEA HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR AUDREY HILLIARD HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR HENRY LEA HILLMAN, JR.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          C.G. GREFENSTETTE AND THOMAS G.
                                          BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                                          FOR WILLIAM TALBOTT HILLMAN

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          WINFIELD CAPITAL CORP.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          ABS EMPLOYEES' VENTURE FUND LIMITED
                                          PARTNERSHIP

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Franklin Antonio


                                          ARUNDEL HOLDINGS, LLC

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          /s/
                                          --------------------------------------
                                          E. Reid Curley

                                          GALEN COLE FAMILY FOUNDATION

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Michael J. DelCollo and
                                          Louise DelCollo JT WROS


                                          /s/
                                          --------------------------------------
                                          Gail G. Dougherty


                                          /s/
                                          --------------------------------------
                                          Michael K. Farr


                                          THE HILLMAN COMPANY

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          /s/
                                          --------------------------------------
                                          Kelly E. Green


                                          RICHARD HEFTEL AS TRUSTEE OF THE
                                          RICHARD HEFTEL LIVING TRUST DATED
                                          01/09/96

                                          By: /s/
                                              ----------------------------------
                                              Richard Heftel, Trustee


                                          /s/
                                          --------------------------------------
                                          Leon Kaplan and
                                          Mary Buckley Kaplan JT WROS


                                          /s/
                                          --------------------------------------
                                          Robert Klein and/or Myriam Gluck,
                                          as Tenants-by-Entirety

                                          /s/
                                          --------------------------------------
                                          Gerald Korman & Wendy S. Korman,
                                          as Tenants-by-Entirety


                                          /s/
                                          --------------------------------------
                                          James C. McMillan


                                          /s/
                                          --------------------------------------
                                          Alan Meltzer


                                          SPIEGEL ENTERPRISES

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          TAMPSCO PARTNERSHIP XII

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          FOUNDATION PARTNERS FUND, G.P.

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          TENNYSON PRIVATE PLACEMENT
                                          OPPORTUNITY FUND, LLC

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          /s/
                                          --------------------------------------
                                          J. Allen Dougherty TTEE UTD 12/22/97
                                          FBO Peter Wetherill I


                                          TRI VENTURES

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          BENEFIT CAPITAL MANAGEMENT
                                          CORPORATION, AS INVESTMENT MANAGER
                                          FOR THE PRUDENTIAL INSURANCE CO. OF
                                          AMERICA SEPARATE ACCOUNT NO.
                                          VCA-GA-5298

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


STATE TREASURER OF THE STATE OF MICHIGAN, CUSTODIAN OF THE MICHIGAN PUBLIC SCHOOL EMPLOYEES' RETIREMENT SYSTEM, STATE EMPLOYEES' RETIREMENT SYSTEM, MICHIGAN STATE POLICE RETIREMENT SYSTEM AND MICHIGAN JUDGES RETIREMENT SYSTEM

                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          APA EXCELSIOR IV, L.P.

                                          By: APA EXCELSIOR IV PARTNERS, L.P.
                                              (Its General Partner)

                                              By: PATRICOF & CO. MANAGERS,
                                                  INC. (Its General Partner)

                                              By: /s/
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN
                                          FOR APA EXCELSIOR IV/OFFSHORE, L.P.

                                          By: PATRICOF & CO. VENTURES, INC.
                                              INVESTMENT ADVISOR

                                              By: /s/
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                          THE P/A FUND, L.P.

                                          By: APA PENNSYLVANIA PARTNERS, L.P.
                                              (Its General Partner)

                                              By: /s/
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                          /s/
                                          --------------------------------------
                                          Robert May

                                   EXHIBIT D


                                          ABRY BROADCAST PARTNERS III, L.P.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                          CUMMINS ENGINE COMPANY, INC.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          HALPERN DENNY FUND II, L.P.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                   EXHIBIT E


                             FORM OF PUT AGREEMENT

                                                                          082699
                                 PUT AGREEMENT

         This Put Agreement (the "Agreement") is made as of this ____ day of September, 1999, by and between PNV.net, Inc., a Delaware corporation (the "Company"), and the holders of the Company's Series D 7% Cumulative Convertible Preferred Stock named on Exhibit A hereto (the "Holders").

         In connection with the closing of the transactions contemplated by the Series D 7% Cumulative Convertible Preferred Stock Purchase Agreement, dated as of August 27, 1999 (the "Stock Purchase Agreement"), by and among the Company and the Holders, the Company has agreed to grant to the Holders an option to sell the shares of the Company's Series D 7% Cumulative Convertible Preferred Stock (the "Series D Stock") purchased by such Holders (or the shares of Common Stock into which such shares of Series D Stock may have been converted) (such shares of Series D Stock and the shares of Common Stock into which such shares of Series D Stock may have been converted collectively referred to herein as the "Shares") upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration for, among other things, the execution of the Stock Purchase Agreement, the parties hereto agree as follows:

         1. Grant of Put. Subject to the terms and conditions of this Section 1 and Section 4 hereof, the Company hereby irrevocably grants and issues to the Holders the right and option beginning September ___, 2004, and continuing until October ___, 2004 (as may be modified pursuant to this Section 1, the "Put Period") to sell to the Company (the Holders' right and option is hereinafter referred to as the "Put") all or any portion of the Shares then held by the Holders at a purchase price per Share equal to the Purchase Price (as calculated pursuant to Section 3(a) hereof). Notwithstanding any other term or condition of this Agreement to the contrary, the Holders may exercise the Put only if, on or before the fifth anniversary of the Original Issue Date (as defined in the Certificate of Designations relating to the Series D Stock (the "Series D Certificate of Designations")), (i) the Company shall not have redeemed the Series D Stock held by the Holders pursuant to the terms and conditions of
Section 7 of the Series D Certificate of Designations, or (ii) the Company shall not have consummated a Qualifying Offering (as defined in the Series D Certificate of Designations); provided, however, that the Holders shall have no right to exercise this Put unless the Company shall have previously paid in full all of the obligations of the Company to the holders of the debentures governed by the terms and conditions of the Indenture, dated as of May 27, 1998.

         2. Exercise of Put. Subject to the provisions of Section 3 hereof, during the Put Period, any Holder may exercise its Put and sell to the Company, and the Company agrees to purchase from such Holder, all or any portion of the Shares then held by such Holder. Such Holder will exercise the Put by written notice (the "Put Notice") to the Company specifying the number of Shares as to which such Put is exercised.

         3. Payment and Delivery of Shares.

                  (a) The purchase price per Share for any Shares purchased pursuant to the provisions of this Agreement (the "Purchase Price") will be equal to the fair market value per Share (determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, except that no discount shall be applied for minority position or the illiquidity of the Shares), as of the fifth anniversary of the Original Issue Date, as determined by the vote of 66 2/3% of the Company's Board of Directors and approved by the Holders of not less than a majority of the Shares for which Holders have exercised the Put as of the end of the Put Period, or if the Board of Directors cannot reach such agreement (or if not so approved by the Holders), as determined by a qualified independent investment banker appointed by the vote of 66 2/3% of the Company's Board of Directors, such banker to be approved by the Holders of not less than a majority of the Shares for which Holders have exercised the Put as of the end of the Put Period. The Company shall pay all expenses of determining fair market value, including those in connection with any such investment banker.

                  (b) Subject to Section 3(c) below, the Company will pay the Purchase Price for each Share put by the Holders and purchased by the Company in exchange for the delivery to the Company of a stock certificate or certificates representing the total number of Shares being put and purchased, duly endorsed in blank by the Holders thereof or having attached thereto a stock power duly executed by the Holders thereof in proper form for transfer.

                  (c) Promptly after the final determination of the Purchase Price pursuant to Section 3(a) above, the Company shall send written notice specifying the Purchase Price to any Holder which delivered a Put Notice. Each such Holder shall notify the Company in writing, within ten (10) days of receipt of such notice, either accepting such Purchase Price or withdrawing the Put Notice. Any Holder which withdraws a Put Notice shall retain its ownership of the Shares covered by such Put Notice. For any Holder electing to accept the Purchase Price, the Company shall pay the full amount of the Purchase Price in cash or by wire transfer or certified, cashier's or other check reasonably acceptable to the Holder within sixty (60) days immediately after the end of the Put Period or, if later, thirty (30) days immediately after the determination of the Purchase Price pursuant to Section 3(a) above, which in any event shall be no later than one hundred eighty (180) days immediately after the Put Notice was delivered.

                  (d) In the event that any payment to be made by the Company is prohibited by applicable provisions of corporate law or by any other applicable law, then such payment will be immediately made by the Company at the next earliest time, and to the extent possible, when compliance with said law may be effected, and the Company agrees that it will execute all such documents and take all such other steps as may be necessary to expedite and effectuate to the extent possible such compliance. Nothing in this Section 3(d) shall be deemed to supersede or otherwise affect the rights of the Holders pursuant to the Securities Restriction Agreement, dated as of November 13, 1996, as amended.

         4. Miscellaneous.

                  (a) This Agreement may not be amended, terminated or otherwise modified unless evidenced in writing and signed by the Company and the Holders of 60 % of the Shares. This Agreement constitutes the entire understanding between the Company and the Holders concerning all matters relating to this Agreement and is binding upon and will inure to the benefit of all of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  (b) All notices under this Agreement will be given in writing, by registered or certified mail, postage prepaid, or by a nationally recognized reputable overnight courier or facsimile addressed to the parties at their respective addresses set forth in Exhibit A hereto or at such other address as may be designated in writing by the parties to one another. Any notice addressed or mailed as specified herein will be deemed to have been given three (3) days after such notice has been deposited in the United States mails, one day after such notice has been deposited with an overnight courier or upon receipt if sent by facsimile.

                  (c) This Agreement will be governed and construed in accordance with the laws of the State of Delaware without respect to the conflict of laws or the choice of laws.

                  (d) This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

           (The remainder of this page is intentionally left blank.)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                 PNV.NET, INC.

                                 By:
                                    --------------------------------------
                                    Robert P. May, Chief Executive Officer


                                 CUMMINS ENGINE COMPANY, INC.


                                 By:
                                    --------------------------------------
                                 Name:
                                     -------------------------------------
                                 Title:
                                       -----------------------------------

                                   EXHIBIT A

          Exhibit A to Put Agreement, dated as of September ___, 1999.


                Names and addresses of Holders of Series D Stock

ABRY Broadcast Partners III, L.P.
c/o ABRY Partners Incorporated
18 Newbury Street
Boston, Massachusetts 02116
Fax: (617) 859-8797

Halpern Denny Fund II, L.P.
500 Boylston Street
Boston, MA 02116
Fax:  (617) 536 -8535

Cummins Engine Company, Inc.
500 Jackson Street
Columbus, Indiana 47201
Atten: Kent Finkbiner
Fax:  (812) 377-1309